POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose her true and lawful attorney-in-fact and agent, with full power in each of them to sign in her name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Growth Equity Fund with and into the MainStay Cornerstone Growth Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms her signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Susan B. Kerley	Chairman of the Board and Trustee	September 24, 2012
Susan B. Kerley

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Growth Equity Fund with and into the MainStay Cornerstone Growth Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ John Y. Kim	Trustee	September 24, 2012
John Y. Kim

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 193e, as amended, relating to the proposed reorganization of the MainStay Growth Equity Fund with and into the MainStay Cornerstone Growth Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Alan R. Latshaw	Trustee	September 24, 2012
Alan R. Latshaw

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Growth Equity Fund with and into the MainStay Cornerstone Growth Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Peter R. Meenan	Trustee	September 24, 2012
Peter R. Meenan

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Growth Equity Fund with and into the MainStay Cornerstone Growth Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Richard H. Nolan, Jr.	Trustee	September 24, 2012
Richard H. Nolan, Jr.

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Growth Equity Fund with and into the MainStay Cornerstone Growth Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Richard S. Trutanic	Trustee	September 24, 2012
Richard S. Trutanic

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Growth Equity Fund with and into the MainStay Cornerstone Growth Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Roman L. Weil	Trustee	September 24, 2012
Roman L. Weil

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Growth Equity Fund with and into the MainStay Cornerstone Growth Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ John A. Weisser, Jr.	Trustee	September 24, 2012
John A. Weisser, Jr.

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Growth Equity Fund with and into the MainStay Cornerstone Growth Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Stephen P. Fisher	President	September 24, 2012
Stephen P. Fisher

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Thomas C. Bogle, and Corey F. Rose his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Fund”) on Form N-14 under the Securities Act of 1933, as amended, relating to the proposed reorganization of the MainStay Growth Equity Fund with and into the MainStay Cornerstone Growth Fund and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature	Title	Date

/s/ Jack R. Benintende	Treasurer and Principal	September 24, 2012
Jack R. Benintende	Financial and Accounting
Officer